UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 29, 2016 (June 29, 2016)

ALCOA INC.

(Exact name of Registrant as specified in its charter)

Pennsylvania	1-3610	25-0317820
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

390 Park Avenue, New York, New York		10022-4608
(Address of Principal Executive Offices)		(Zip Code)

Office of Investor Relations 212-836-2674

Office of the Secretary 212-836-2732

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On June 29, 2016, Alcoa Inc. (“Alcoa”) issued a press release announcing that Alcoa Upstream Corporation, a wholly owned subsidiary of Alcoa, filed an initial Registration Statement on Form 10 (the “Form 10”) with the Securities and Exchange Commission (the “SEC”) in connection with Alcoa’s previously announced plan to separate into two independent, publicly traded companies. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Also on June 29, 2016, Alcoa will hold a conference call, which will be broadcast live by webcast, and will make available certain information regarding the business of Arconic Inc. (to which Alcoa plans to change its name in connection with the separation) assuming completion of the separation (the “Arconic Overview”). A copy of the slides to be presented on the call and the Arconic Overview are attached hereto as Exhibits 99.2 and 99.3, respectively, and are incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K and in Exhibits 99.1, 99.2 and 99.3 is being furnished, not filed, in accordance with the provisions of General Instruction B.2 of Form 8-K. Accordingly, the information in Item 7.01 of Form 8-K and in Exhibits 99.1, 99.2 and 99.3 will not be incorporated by reference into any registration statement filed by Alcoa under the Securities Act of 1933 unless specifically identified therein as being incorporated therein by reference.

Forward-Looking Statements

This communication contains statements that relate to future events and expectations and as such constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include those containing such words as “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “intends,” “may,” “outlook,” “plans,” “projects,” “seeks,” “sees,” “should,” “targets,” “will,” “would,” or other words of similar meaning. All statements that reflect Alcoa’s expectations, assumptions or projections about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, statements regarding the separation transaction. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict. Although Alcoa believes that the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that these expectations will be attained and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Such risks and uncertainties include, but are not limited to: (a) uncertainties as to the timing of the separation and whether it will be completed; (b) the possibility that various closing conditions for the separation may not be satisfied; (c) the outcome of contingencies, including legal proceedings; (d) the impact of the separation on the businesses of Alcoa; (e) the risk that the businesses will not be separated successfully or such separation may be more difficult, time-consuming or costly than expected, which could result in additional demands on Alcoa’s resources, systems, procedures and controls, disruption of its ongoing business and diversion of management’s attention from other business concerns; and (f) the other risk factors discussed in Alcoa’s Form 10-K for the year ended December 31, 2015, and other reports filed with the SEC. Alcoa disclaims any obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following are furnished as exhibits to this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Alcoa Inc. press release, dated June 29, 2016.

99.2	Slides to be presented during Alcoa Inc. conference call, dated June 29, 2016.

99.3	Arconic Overview, dated June 29, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCOA INC.

By:	/s/ PETER HONG
Name:	Peter Hong
Title:	Vice President and Treasurer

Date: June 29, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1	Alcoa Inc. press release, dated June 29, 2016.

99.2	Slides to be presented during Alcoa Inc. conference call, dated June 29, 2016.

99.3	Arconic Overview, dated June 29, 2016.

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